Exhibit 11(a)


                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the PBHG Funds, Inc. (File No. 2-99810).




                                             /s/ Arthur Andersen LLP



Philadelphia, PA
November 18, 1997